UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K/A

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES ACT OF 1934

   Date of Report (Date of Earliest Event Reported): 9-25-03

                MEDICAL STAFFING SOLUTIONS, INC.
     (Exact name of registrant as specified in its charter)

     NEVADA                333-71276            91-2135006
(State or jurisdiction   (Commission       (I.R.S. Employer
of incorporation or         File           Identification
Number)
   organization)            Number)

                 8150 Leesburg Pike, Suite 1200
                     Vienna, Virginia 22182
            (Address of principal executive offices)

                          703-641-8890
      Registrant's telephone number, including area code)

                        3021 West Excel
                   Spokane, Washington 99208
(Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.

     On September 25, 2003, the Registrant entered into a Share Exchange Agreement (the "Agreement") to acquire TeleScience International, Inc. ("TII"), a private company, as more fully described in Exhibit 10.1 attached hereto.

      Under the terms of the Agreement, the Registrant will issue 2,200,000 shares of its common stock to the sole TII security holder in exchange for all of the outstanding securities of TII. The Agreement was approved by the Board of Directors of TII on September 25, 2003, and by the Board of Directors of the Registrant on September 25, 2003, at which time the agreement was closed. On that date, the Registrant's two officers and directors, Kelly P. Jones and Nicole M. Jones, resigned after electing B.B. Sahay as the new director of the Registrant. Mr. Jones also directed the Registrant to cancel 9,953,333 of the common shares previously issued to him. Thus, Dr. Sahay assumed control of the Registrant.

      TII is a government contractor specializing in staffing hospitals and medical facilities for federal, state and local governments. TII also has a homeland security division that markets decontamination
products  and  services to federal, state, and local governments.   TII
also   has  a  technical  services  division  that  focuses on  systems
integration  services  and  maintenance for the  U.S. government.   TII
currently has more than 200 employees working in 24 states and the District of Columbia. TII has grown from initial revenues of $200,000 in its first year of operations to approximately $10 million projected for 2003.

Brief background of the new management of the Registrant is as follows:

B.B. Sahay B Chairman/CEO - Dr. Sahay earned his Ph.D. in control systems, science and engineering from Washington University in St. Louis, Missouri in 1973. He founded TII in 1987, and began operations in 1992. Prior to establishing TII, he held management and advisory positions with such companies as CONTEL, IBM's Satellite Business Systems, MCI and MITRE Corporation.




                             Page -1-





ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

On September 26, 2003, the Board of Directors of the Registrant declared a stock dividend for all common stock shareholders in the amount of 14-for-1 or 1,400%. The record date for the dividend was September 29, 2003, and the projected dividend pay date will be September 30, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired

Not Applicable


(b)    Pro Forma Financial Information

       1.) TELESCIENCE INTERNATIONAL, INC.
           FINANCIAL STATEMENTS
           DECEMBER 31, 2002 AND 2001

       2.) TELESCIENCE INTERNATIONAL, INC.
           FINANCIAL STATEMENTS
           SEPTEMBER 30, 2003 AND 2002
















                             Page -2-
















                TELESCIENCE INTERNATIONAL, INC.
                    FINANCIAL STATEMENTS
                 DECEMBER 31, 2002 AND 2001
               TELESCIENCE INTERNATIONAL, INC.
























                             Page -3-











                INDEX TO FINANCIAL STATEMENTS



PAGE(S)

Independent Auditors' Report                                               1

Balance Sheets as of December 31, 2002 and 2001                            2

Statements of Operations for the Years Ended
   December 31, 2002 and 2001                                              3

Statements of Changes in Stockholder's Equity (Deficit) for the
   Years Ended December 31, 2002 and 2001                                  4

Statements of Cash Flows for the Years Ended
     December 31, 2002 and 2001                                            5

Notes to Financial Statements
6-13



























                             Page -4-




                INDEPENDENT AUDITORS' REPORT



To the Stockholder of
Telescience International, Inc.
Vienna, VA


We have audited the accompanying balance sheets of Telescience International, Inc. (the "Company") as of
December 31, 2002 and 2001 and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has recurring operating deficits and cash flow concerns that lead to doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also discussed in Note 12. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Telescience International, Inc. as of December
31, 2002 and 2001, and the results of its statements of operations, changes in stockholders' equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United
States of America.


BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Gibbsboro, New Jersey

December 24, 2003




                             Page -5-  F1





               TELESCIENCE INTERNATIONAL, INC.
                      BALANCE SHEETS
                 DECEMBER 31, 2002 AND 2001



                                    ASSETS



                                                            2002        2001
                                                        ----------
----------

Current Assets:
  Cash and cash equivalents                             $   10,402 $
7,297
  Accounts receivable, net                               1,235,793
825,573
  Prepaid expenses                                          21,824
-
                                                        ----------
----------

    Total Current Assets                                 1,268,019
832,870
                                                        ----------
----------

  Fixed assets, net of depreciation                         29,252
36,392
  Deposits                                                  11,410
11,410
                                                        ----------
----------

TOTAL ASSETS                                           $ 1,308,681 $
880,672
                                                        ==========
==========


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


LIABILITIES
Current Liabilities:
  Note payable - current portion                       $   731,758 $
983,156
  Accounts payable and accrued expenses                  1,235,264
613,590
  Litigation settlement payable                          1,092,156
-
  Due to officers                                           71,379
73,070
                                                        ----------
----------

      Total Current Liabilities                          3,130,557
1,669,816
                                                        ----------
----------

Note payable, net of current portion                       220,000
163,000
                                                        ----------
----------

      Total Liabilities                                  3,350,557
1,832,816
                                                        ----------
----------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common Stock, $.01 and $1.00 Par Value; 10,000,000
    shares authorized and 4,000,000 and 3,000 shares
    issued and outstanding at December 31, 2002
    and 2001, respectively                                  40,000
3,000
  Additional Paid-in Capital                               941,366
828,366
  Deficit                                              (3,023,242)
(1,783,510)
                                                        ----------
----------

      Total Stockholders' Equity (Deficit)             (2,041,876)
(952,144)
                                                        ----------
----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)   $ 1,308,681 $
880,672
                                                        ==========
==========




The accompanying notes are an integral part of the financial statements.





                             Page -6-  F2




               TELESCIENCE INTERNATIONAL, INC.
                  STATEMENTS OF OPERATIONS
        FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001




                                                     2002            2001
                                               -------------   -------------
OPERATING REVENUES
  Revenue                                      $  6,366,894    $  4,388,694

COST OF SALES                                     4,378,641       3,723,377
                                               -------------   -------------

GROSS PROFIT                                      1,988,253         665,317
                                               -------------   -------------

OPERATING EXPENSES
   Administrative commissions and payroll         1,267,572         580,746
   Rent and insurance expense                       377,768         239,129
   Advertising expense                               19,435          24,432
   General and administrative expenses              288,331         358,127
   Depreciation and amortization                      7,140           7,140
                                               -------------   -------------
       Total Operating Expenses                   1,960,246       1,209,574
                                               -------------   -------------

LOSS BEFORE OTHER (EXPENSES)                         28,007      (544,257)

OTHER (EXPENSES)
   Unrealized loss on investment                  (151,773)       (235,496)
   Litigtation settlement                       (1,092,156)               -
   Interest expense                                (23,810)        (76,982)
                                               -------------   -------------
       Total Other (Expenses)                   (1,267,739)       (312,478)
                                               -------------   -------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES     $(1,239,732)  $    (856,735)
Provision for Income Taxes                                -               -
                                               -------------   -------------

NET LOSS APPLICABLE TO COMMON SHARES           $(1,239,732)  $    (856,735)
                                               =============   =============

NET LOSS PER BASIC AND DILUTED SHARES          $  (0.61925)  $  (285.57839)
                                               =============   =============
WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                            2,002,000           3,000
                                               =============   =============



  The accompanying notes are an integral part of the financial statements.






                             Page -7-  F3




               TELESCIENCE INTERNATIONAL, INC.
   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
      FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001




                                      Common Stock      Additional
Description                          Shares   Amount    Paid - in
Deficit          Total
                                                         Capital

---------------------------------------------------------------

Balance, January 1, 2001              3,000  $ 3,000    $ 828,366     $
(926,775)     $ (95,409)

Net loss for the year                     -        -            -
(856,735)      (856,735)

---------------------------------------------------------------

Balance, December 31, 2001            3,000     3,000      828,366
(1,783,510)      (952,144)

Issuance of common stock for cash     1,000     1,000      149,000
    -        150,000

1000 to 1 stock split and par
value change                     3,996,000    36,000     (36,000)
   -              -

Net loss for the year                     -         -            -
(1,239,732)    (1,239,732)

---------------------------------------------------------------

Balance, December 31, 2002        4,000,000  $ 40,000   $  941,366  $
(3,023,242)  $ (2,041,876)






  The accompanying notes are an integral part of the financial statements.











                             Page -8-  F4





               TELESCIENCE INTERNATIONAL, INC.
                  STATEMENTS OF CASH FLOWS
       FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001


                                                       2002          2001
                                                  ------------  ------------
CASH FLOW FROM OPERTING ACTIVIITES
   Net loss                                       $(1,239,732)   $ (856,735)
                                                  ------------  ------------
   Adjustments to reconcile net loss to net cash
     used in operating activities
     Depreciation                                        7,140         7,140

  Changes in assets and liabilities
     (Increase) decrease in accounts receivable      (410,220)       458,188
     (Increase) in prepaid expenses                   (21,824)             -
     (Increase) in deposits                                  -       (2,000)
     Increase in accounts payable and
       and accrued expenses                            651,768       408,643
     Increase in litigation
       settlement payable                              929,156             -
                                                  ------------  ------------
     Total adjustments                               1,156,020       871,971
                                                  ------------  ------------

     Net cash (used in) operating activities          (83,712)        15,236
                                                  ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Increase (decrease) in amounts due from
     officer                                           (1,691)        73,070
                                                  ------------  ------------

      Net cash provided by (used in) investing
        activities                                     (1,691)        73,070
                                                  ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from common stock issuances               150,000             -
    Net payments of notes payable                     (31,398)      (93,072)
                                                  ------------  ------------
       Net cash provided by financing activities       118,602      (93,072)
                                                  ------------  ------------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                           33,199       (4,766)

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                               (22,797)        12,063
                                                  ------------  ------------

CASH AND CASH EQUIVALENTS - END OF PERIOD         $     10,402  $      7,297
                                                  ============  ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:
    Interest expense                              $     20,685  $      5,498
                                                  ============  ============





The accompanying notes are an integral part of the financial statements.








                             Page -9-  F5






            TELESCIENCE INTERNATIONAL, INC.
              NOTES TO FINANCIAL STATEMENTS
               DECEMBER 31, 2002 AND 2001




NOTE 1 -  ORGANIZATION AND BASIS OF PRESENTATION

          Telescience International, Inc. (the "Company"), was founded in 1987. The Company is a provider of medical personnel to state and federal government agencies, primarily hospital and medical facilities. The Company also operates a Homeland
          Security division that provides emergency equipment, decontamination products, vehicles and supplies to state and local governments.
          Additionally, the Company's Technology Services division provides systems integration and technology services to the federal government.

          On September 26, 2003, the Company was acquired by
          Medical Staffing Solutions, Inc. Upon this acquisition, the Company became a wholly-owned subsidiary of Medical Staffing Solutions, Inc.

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Revenue and Cost Recognition

          Revenue is recognized under the accrual method of accounting when the services are rendered rather than when cash is collected for the services provided.

          Cost is recorded on the accrual basis as well, when the services are incurred rather than paid for.

          Cash and Cash Equivalents

          The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

          The Company maintains cash and cash equivalent balances at several financial institutions that are insured by the Federal Deposit Insurance
          Corporation up to $100,000.




                             Page -10-  F6





              TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
               DECEMBER 31, 2002 AND 2001



NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

          Fixed Assets

          Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

          Furniture and fixtures           7    Years
          Office equipment                 5    Years


          Income Taxes

          The income tax benefit is computed on the pretax loss based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

          Advertising

          Costs of advertising and marketing are expensed as incurred. Advertising and marketing costs were $19,435 and $24,432 for the years ended December
          31, 2002 and 2001, respectively.
















                             Page -11-  F7





             TELESCIENCE INTERNATIONAL, INC.
        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              DECEMBER 31, 2002 AND 2001



NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

          Software Development Costs

          Software development costs are accounted for in accordance with Statement of Position 98-1, "Software Developed or Obtained for Internal Use". Costs incurred in a preliminary project stage are expensed as incurred. External direct costs, payroll and payroll related costs for those directly involved with a project and interest costs in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 34, "Capitalization of Interest Cost", are capitalized during the application development stage. Costs incurred during the post-implementation/ operation stage are expensed as incurred. During 2002 and 2001, the Company expensed all software development costs.

          Fair Value of Financial Instruments

          The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

          Start-up Costs

          In accordance with Statement of Position 98-5, "Accounting for Start-up Costs", the Company has expensed all of their costs relating to the start-up of their Homeland Security division in the period in which those costs related to. The Company has expensed approximately $150,000 as of December 31, 2002, and these costs are included in the accompanying statements of operations.

          Recent Accounting Pronouncements

          In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of the gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.




                             Page -12-  F8




          TELESCIENCE INTERNATIONAL, INC.
      NOTES TO FINANCIAL STATEMENTS (CONTINUED)
            DECEMBER 31, 2002 AND 2001




NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

          Recent Accounting Pronouncements (Continued)

          For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. On June 30, 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133". SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". SFAS No. 133 as amended by SFAS No. 137 and 138 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

          Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes. Accordingly, the
          Company does not expect adoption of the new standard to have a material effect on the financial statements.

          In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements." SAB 101 provides guidance for revenue recognition under certain circumstances, and is effective during the first quarter of fiscal year 2001. SAB 101 is not expected to have a material effect on the results of operations, financial position and cash flows.

          In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. This statement is not expected to have a material effect on the financial statements.




                             Page -13-  F9




            TELESCIENCE INTERNATIONAL, INC.
       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
             DECEMBER 31, 2002 AND 2001


NOTE 3-   ACCOUNTS RECEIVABLE

          A majority of the Company's revenues are derived from government contracts for personnel at various state and federal agencies including hospitals, medical facilities and penitentiaries. As such, payment for services rendered are based on negotiated terms. The Company does not currently provide for an allowance of doubtful accounts and often evaluates receivables for collectibility. At December 31, 2002 and 2001, the Company has $1,235,793 and $825,573 due to them for their services.

          The accounts receivable are being used as collateral on a line of credit the Company has with a factor (See Note 5).

NOTE 4-   PROPERTY AND EQUIPMENT

          Property and equipment consist of the following at December 31, 2002 and 2001:


                                                    2002        2001
                                                   ------     --------
          Furniture, fixtures and equipment     $  83,849   $  83,849

          Less:  accumulated depreciation        (54,597)    (47,457)
                                                ----------  -----------
          Net book value                        $  29,252   $  36,392

          Depreciation expense for the years ended December
          31, 2002 and 2001 was $7,140 and $7,140, respectively.

NOTE 5-   NOTES PAYABLE

          In May 2002, the Company entered into a line of credit agreement with a factor. The loan, which is due on demand bears interest at prime plus 1.00% plus .71% per month. The factor lends up to 90% of the receivable balance to the Company, and receives payment directly on the outstanding receivables and the remaining balance is remitted to the Company. The outstanding balance at December 31, 2002 was $796,732. The balance is reflected net of a 10% reserve that the factor has established which is adjusted on each funding.

          In 2001, and up through May 2002, the Company had a line of credit with a bank to fund working capital. The line of credit was collateralized by the Company's accounts receivable. The outstanding balance at December 31, 2001 was $983,156.





                             Page -14-  F10




            TELESCIENCE INTERNATIONAL, INC.
       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
             DECEMBER 31, 2002 AND 2001



NOTE 5-   NOTES PAYABLE (CONTINUED)

          In May 2002, the Company borrowed $220,000 from an individual to be used in developing the Company's business plan, including the Homeland Security division. The note payable is non-interest bearing, and due on demand. At December 31, 2002, the balance remains $220,000. The Company does not anticipate this note to be due during the next fiscal year however, due to this note being due on demand has classified this as a current liability.

          In 1997, the Company borrowed $300,000 plus interest at 10% from an individual and had started repayments of that note with interest and paid down the balance to $163,000. The Company received notice in 2002 that the lender filed a lawsuit against the Company, and in 2002 recorded the full settlement amount due the lender. The remaining balance of $163,000 is included in that settlement amount as of December 2002.


NOTE 6-   INVESTMENT

          Beginning in 2001, the Company started investing in a private air strip in Branson, Missouri. The project after the Company funded approximately
          $387,269 as of December 31, 2002 ($235,496 as of
          December 31, 2001), ran out of funding, and the project has since ceased for the moment.
          Management has reserved an allowance for the entire amount, as the investment value is not known.

NOTE 7-   DUE TO OFFICER

          Advances to/from an officer of the Company in the amount of $71,379 and $73,070 at December 31, 2002 and 2001, respectively. The officer has not been charging interest, and the amounts are classified as current liabilities as they are due on demand. Advances were being utilized to help fund operations.

NOTE 8-   PROVISION FOR INCOME TAXES

          Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's consolidated tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.





                             Page -15-  F11




            TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              DECEMBER 31, 2002 AND 2001


NOTE 8-   PROVISION FOR INCOME TAXES (CONTINUED)

          At December 31, 2002 and 2001, deferred tax assets approximated the following:

                                                     2002        2001
                                                    ------      ------
          Net operating loss carryforwards      $ 1,027,964   $ 606,393
          Less:  valuation allowance           ( 1,027,964)   (606,393)
                                                ------------  ----------
                                                $       -0-   $     -0-

          At December 31, 2002 and 2001, the Company had accumulated deficits approximating $3,023,242 and $1,783,510, respectively, available to offset future taxable income through 2022. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 9-   STOCKHOLDERS' EQUITY (DEFICIT)

          Common Stock

          The Company incorporated in 1987 with 10,000 shares of common stock authorized at $1.00 par value. It remained that way until June 2002 when the Company had a 1,000 to 1 stock split and currently has 10,000,000 shares authorized. With this the par value changed to $.01.

          In 1987 through 1994, 3,000 shares of common stock were issued for various amounts of money, and those 3,000 shares remained issued and outstanding until 2002, when, net 1,000 additional shares were issued for $150,000. These shares were issued to the President who put the additional funds into the Company for the equity. The 4,000 shares were split into 4,000,000 shares which remained until September 2003, when the Company reverse merged into a public shell company, Medical Staffing Solutions, Inc.

          Preferred Stock

          The Company had a class of preferred stock with 1,000 shares authorized at $1.00 par value until 2002 when the class of stock was no longer authorized. There were no issuances of preferred stock at anytime.






                             Page -16-  F12


             TELESCIENCE INTERNATIONAL, INC.
        NOTES TO FINANCIAL STATEMENTS (CONTINUED)
             DECEMBER 31, 2002 AND 2001


NOTE 10-  LITIGATION

          The Company is party to a claim pursuant to which an individual was seeking damages under an agreement the Company entered into in 2002. The Company eventually settled this claim, and consequently recorded a liability for the settled amount of $1,092,156, which includes attorney's fees. The payout of this settlement will be over forty-two months in monthly installments of $12,500 commencing February 2003. The settlement accrues interest at 12% upon any default of the agreement. As part of this agreement the individual can seek no further damages against the Company.

          In November 2003, the President of the Company in a private stock transaction, signed over personal shares of Medical Staffing Solutions, Inc. stock in consideration for this liability. As such, the Company recorded a loan payable to the President for the unpaid liability at that time, $979,656.

NOTE 11-  COMMITMENT

          The Company has established a 401(k) Plan for its employees, and the Company has agreed to match a portion of the contribution. The expense for the Company for the years ended December 31, 2002 and 2001 were $23,505 and $46,929, respectively.

NOTE 12-  GOING CONCERN

          As shown in the accompanying financial statements, the Company incurred substantial net losses for the years ended December 31, 2002 and 2001. There is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support those operations. This raises doubt about the Company's ability to continue as a going concern.

          Management also states that they are confident that they can improve operations and raise the appropriate funds needed through their recent contracts the Company has entered into in the past few months, as well as the completed reverse merger with Medical Staffing Solutions, Inc., with which the Company now has the ability to raise money in the public markets, and has been offered a term sheet for an equity line of credit for up to 10 million dollars and additional short term financing that it will use for working capital and acquisitions. This will provide the Company funds in which to continue to ensure that their goals in their business plan are achieved.

          The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 13-  SUBSEQUENT EVENTS

          On September 26, 2003, the Company was acquired by
          Medical Staffing Solutions, Inc., a publicly traded bulletin board company (OTC) in a reverse merger.

          In October 2003, the Company announced plans to enter into the Home Health Care Industry and provide services to the private sector as well as expand services in the public sector.

          In October 2003, the Company extended their agreement with the California State Department of Corrections for Contract Nursing Staff. This agreement as an annual estimated value of 2.5 million dollars.

          In November 2003, the Company was awarded a three-year 2.6 million dollar contract with the Department of Health and Human Services to provide nursing staff to the U.S. Public Health Service in support of the National Hansen's Disease Programs based in Louisiana. This is the second such contract won by the Company.

          In November 2003, the President of the Company in a private stock transaction, signed over personal shares of Medical Staffing Solutions, Inc. stock in consideration for the settled litigation amount. As such, the Company recorded a loan payable to the President for the unpaid liability at that time, $979,656.





                             Page -17-  F13













               TELESCIENCE INTERNATIONAL, INC.
                    FINANCIAL STATEMENTS
                 SEPTEMBER 30, 2003 AND 2002
               TELESCIENCE INTERNATIONAL, INC.































                       Page -18-










                INDEX TO FINANCIAL STATEMENTS


                                                                 PAGE(S)

Accountants' Review Report                                          1

Balance Sheets as of September 30, 2003 and 2002                    2

Statements of Operations for the Nine Months Ended
   September 30, 2003 and 2002                                      3

Statements of Changes in Stockholder's Equity (Deficit) for the
   Nine Months Ended September 30, 2003 and 2002                    4

Statements of Cash Flows for the Nine Months Ended
     September 30, 2003 and 2002                                    5

Notes to Financial Statements                                       6-14
























                             Page -19-




                INDEPENDENT AUDITORS' REPORT



To the Stockholder of
Telescience International, Inc.
Vienna, VA


We have reviewed the accompanying balance sheets of Telescience International, Inc. (the "Company") as of
September 30, 2003 and 2002, and the related statements of operations, changes in stockholders' equity (deficit), and cash flows for the nine months then ended, in accordance with Statements on Standards for Accounting and Review
Services issued by the American Institute of Certified
Public Accountants. All information included in these financial statements is the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the consolidated financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has recurring operating deficits and cash flow concerns that lead to doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also discussed in Note 12. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Gibbsboro, New Jersey

December 24, 2003






                             Page -20-  F1





               TELESCIENCE INTERNATIONAL, INC.
                       BALANCE SHEETS
                 SEPTEMBER 30, 2003 AND 2002



                                    ASSETS



                                                            2003        2002
                                                        ----------
----------

Current Assets:
  Cash and cash equivalents                             $   39,543  $
45,156
  Accounts receivable, net                               1,825,701
1,388,042
  Due from officer                                          32,513
-
  Prepaid expenses                                          65,713
-
                                                        ----------
----------

    Total Current Assets                                 1,963,470
1,433,198
                                                        ----------
----------

  Fixed assets, net of depreciation                         76,405
31,264
  Deposits                                                  12,410
11,410
                                                        ----------
----------

TOTAL ASSETS                                           $ 2,052,285 $
1,475,872
                                                        ==========
==========


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


LIABILITIES
Current Liabilities:
  Note payable - current portion                       $ 1,499,172 $
1,053,868
  Accounts payable and accrued expenses                  1,393,862
719,206
  Litigation settlement payable/Loan payable - officer     979,656
1,092,156
  Due to officers                                                -
90,620
                                                        ----------
----------

      Total Current Liabilities                          3,872,690
2,955,850
                                                        ----------
----------

Note payable, net of current portion                       220,000
220,000
                                                        ----------
----------

      Total Liabilities                                  4,092,690
3,175,850
                                                        ----------
----------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common Stock, $.01 and $1.00 Par Value; 10,000,000
    shares authorized and 4,000,000 shares issued and
    outstanding at September 30, 2003 and 2002,
    respectively                                            40,000
40,000
  Additional Paid-in Capital                             1,173,866
941,366
  Deficit                                              (3,254,271)
(2,681,344)
                                                        ----------
----------

      Total Stockholders' Equity (Deficit)             (2,040,405)
(1,699,978)
                                                        ----------
----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)   $ 2,052,285 $
1,475,872
                                                        ==========
==========




  See accountants' review report and notes to the financial
                         statements.





                             Page -21-  F2





               TELESCIENCE INTERNATIONAL, INC.
                  STATEMENTS OF OPERATIONS
    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002




                                                     2003            2002
                                               -------------   -------------
OPERATING REVENUES
  Revenue                                      $  6,779,920    $  4,439,751

COST OF SALES                                     4,814,199       3,135,416
                                               -------------   -------------

GROSS PROFIT                                      1,965,721       1,304,335
                                               -------------   -------------

OPERATING EXPENSES
   Administrative commissions and payroll         1,722,108         447,984
   General and administrative expenses              374,011         316,862
   Depreciation and amortization                      9,629           5,128
                                               -------------   -------------
       Total Operating Expenses                   2,105,748         769,974
                                               -------------   -------------

LOSS BEFORE OTHER (EXPENSES)                      (140,027)         534,361

OTHER INCOME (EXPENSES)
   Unrealized loss on investment                          -       (316,229)
   Litigtation settlement                                 -     (1,092,156)
   Interest income                                    6,323               -
   Interest expense                                (97,325)        (23,810)
                                               -------------   -------------
       Total Other Income (Expenses)               (91,002)     (1,432,195)
                                               -------------   -------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES     $  (231,029)    $  (897,834)
Provision for Income Taxes                                -               -
                                               -------------   -------------

NET LOSS APPLICABLE TO COMMON SHARES           $  (231,029)    $  (897,834)
                                               =============   =============

NET LOSS PER BASIC AND DILUTED SHARES          $  (0.05776)    $  (0.67237)
                                               =============   =============
WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                            4,000,000       1,335,333
                                               =============   =============



  See accountants' review report and notes to the financial
                         statements.





                             Page -22-  F3





               TELESCIENCE INTERNATIONAL, INC.
   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002




                                      Common Stock      Additional
Description                          Shares   Amount    Paid - in
Deficit          Total
                                                         Capital

---------------------------------------------------------------

Balance, January 1, 2001              3,000  $ 3,000    $ 828,366     $
(926,775)     $ (95,409)

Net loss for the year                     -        -            -
(856,735)      (856,735)

---------------------------------------------------------------

Balance, December 31, 2001            3,000     3,000      828,366
(1,783,510)      (952,144)

Issuance of common stock for cash     1,000     1,000      149,000
    -        150,000

1000 to 1 stock split and par
value change                     3,996,000    36,000     (36,000)
   -              -

Net loss for the nine months              -         -            -
(897,834)      (897,834)

---------------------------------------------------------------

Balance, September 30, 2002       4,000,000    40,000      941,366
(2,681,344)    (1,699,978)

Net loss for the three months             -         -            -
(341,898)      (341,898)

---------------------------------------------------------------

Balance, December 31, 2002        4,000,000    40,000      941,366
(3,023,242)    (2,041,876)

Contributed capital by officer            -         -      232,500
    -        232,500

Net loss for the nine months              -         -            -
(231,029)      (231,029)

---------------------------------------------------------------

Balance, September 30, 2003       4,000,000  $ 40,000  $ 1,173,866  $
(3,254,271)  $ (2,040,405)

===============================================================




  See accountants' review report and notes to the financial
                         statements.










                             Page -23-  F4





               TELESCIENCE INTERNATIONAL, INC.
                  STATEMENTS OF CASH FLOWS
    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002


                                                       2003          2002
                                                  ------------  ------------
CASH FLOW FROM OPERTING ACTIVIITES
   Net loss                                       $  (231,029)  $  (897,834)
                                                  ------------  ------------
   Adjustments to reconcile net loss to net cash
     used in operating activities
     Depreciation                                        9,629         5,128

  Changes in assets and liabilities
     (Increase) decrease in accounts receivable      (589,908)     (562,469)
     (Increase) in prepaid expenses                   (43,889)             -
     (Increase) in deposits                            (1,000)             -
     Increase in accounts payable and
       and accrued expenses                            158,598       105,616
     Increase (payments) in litigation
       settlement payable                            (112,500)       929,156
                                                  ------------  ------------
     Total adjustments                               (579,070)       477,431
                                                  ------------  ------------

     Net cash (used in) operating activities         (810,099)     (420,403)
                                                  ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
  Acquisitions of fixed assets                        (56,782)             -
   Increase (decrease) in amounts due from
     officer                                         (103,892)        17,550
                                                  ------------  ------------

      Net cash provided by (used in) investing
        activities                                   (160,674)        17,550
                                                  ------------  ------------

CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from common stock issuances                     -       150,000
    Contributed capital                                232,500             -
    Net proceeds of notes payable                      767,414       290,712
                                                  ------------  ------------
       Net cash provided by financing activities       999,914       440,712
                                                  ------------  ------------

NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                           29,141        37,859

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                                 10,402         7,297
                                                  ------------  ------------

CASH AND CASH EQUIVALENTS - END OF PERIOD         $     39,543  $     45,156
                                                  ============  ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:
    Interest expense                              $     20,685  $      5,498
                                                  ============  ============





  See accountants' review report and notes to the financial
                         statements.






                             Page -24-  F5





             TELESCIENCE INTERNATIONAL, INC.
             NOTES TO FINANCIAL STATEMENTS
              SEPTEMBER 30, 2003 AND 2002



NOTE 1 -  ORGANIZATION AND BASIS OF PRESENTATION

          Telescience International, Inc. (the "Company"), was founded in 1987. The Company is a provider of medical personnel to state and federal government agencies, primarily hospital and medical facilities. The Company also operates a Homeland
          Security division that provides emergency equipment, decontamination products, vehicles and supplies to state and local governments.
          Additionally, the Company's Technology Services division provides systems integration and technology services to the federal government.

          On September 26, 2003, the Company was acquired by
          Medical Staffing Solutions, Inc. Upon this acquisition, the Company became a wholly-owned subsidiary of Medical Staffing Solutions, Inc.

NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Revenue and Cost Recognition

          Revenue is recognized under the accrual method of accounting when the services are rendered rather than when cash is collected for the services provided.

          Cost is recorded on the accrual basis as well, when the services are incurred rather than paid for.

          Cash and Cash Equivalents

          The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

          The Company maintains cash and cash equivalent balances at several financial institutions that are insured by the Federal Deposit Insurance
          Corporation up to $100,000.




                             Page -25-  F6




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

          Fixed Assets

          Fixed assets are stated at cost. Depreciation is computed primarily using the straight-line method over the estimated useful life of the assets.

          Furniture and fixtures
          7    Years
          Office equipment
          5    Years

          Income Taxes

          The income tax benefit is computed on the pretax loss based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates.

          Advertising

          Costs of advertising and marketing are expensed as incurred. Advertising and marketing costs were included in general and administrative expenses for the nine months ended September 30, 2003 and 2002, respectively.






                             Page -26-  F7




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

          Software Development Costs

          Software development costs are accounted for in accordance with Statement of Position 98-1, "Software Developed or Obtained for Internal Use". Costs incurred in a preliminary project stage are expensed as incurred. External direct costs, payroll and payroll related costs for those directly involved with a project and interest costs in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 34, "Capitalization of Interest Cost", are capitalized during the application development stage. Costs incurred during the post-implementation/ operation stage are expensed as incurred. During 2003 and 2002, the Company expensed all software development costs.

          Fair Value of Financial Instruments

          The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

          Start-up Costs

          In accordance with Statement of Position 98-5, "Accounting for Start-up Costs", the Company has expensed all of their costs relating to the start-up of their Homeland Security division in the period in which those costs related to. The Company has expensed approximately $300,000 as of September 30, 2003, and these costs are included in the accompanying statements of operations.

          Recent Accounting Pronouncements

          In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of the gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.





                             Page -27-  F8




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (CONTINUED)

          Recent Accounting Pronouncements (Continued)

          For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. On June 30, 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133". SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities". SFAS No. 133 as amended by SFAS No. 137 and 138 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

          Historically, the Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes. Accordingly, the
          Company does not expect adoption of the new standard to have a material effect on the financial statements.

          In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements." SAB 101 provides guidance for revenue recognition under certain circumstances, and is effective during the first quarter of fiscal year 2001. SAB 101 is not expected to have a material effect on the results of operations, financial position and cash flows.

          In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements. This statement is not expected to have a material effect on the financial statements.





                             Page -28-  F9




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 3-   ACCOUNTS RECEIVABLE

          A majority of the Company's revenues are derived from government contracts for personnel at various state and federal agencies including hospitals, medical facilities and penitentiaries. As such, payment for services rendered are based on negotiated terms. The Company does not currently provide for an allowance of doubtful accounts and often evaluates receivables for collectibility. At September 30, 2003 and 2002, the Company has $1,825,701 and $1,388,042 due to them for their services.

          The accounts receivable are being used as collateral on a line of credit the Company has with a factor (See Note 5).

NOTE 4-   PROPERTY AND EQUIPMENT

          Property and equipment consist of the following at September 30, 2003 and 2002:


                                                  2003      2002
                                                -------    ------
          Furniture, fixtures and equipment    $ 140,631  $ 83,849

          Less:  accumulated depreciation       (64,226)  (52,585)
                                                --------  --------
          Net book value                       $  76,405  $ 31,264
                                                ========  ========

          Depreciation expense for the nine months ended
          September 30, 2003 and 2002 was $9,629 and $5,128,
          respectively.

NOTE 5-   NOTES PAYABLE

          In May 2002, the Company entered into a line of credit agreement with a factor. The loan, which is due on demand bears interest at prime plus 1.00% plus .71% per month. The factor lends up to 90% of the receivable balance to the Company, and receives payment directly on the outstanding receivables and the remaining balance is remitted to the Company. The outstanding balance at September 30, 2003 and 2002 was $1,499,172 and
          $1,053,868, respectively. The balance is reflected net of a 10% reserve that the factor has established which is adjusted on each funding.




                             Page -29-  F10




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 5-   NOTES PAYABLE (CONTINUED)

          In May 2002, the Company borrowed $220,000 from an individual to be used in developing the Company's business plan, including the Homeland Security division. The note payable, is non-interest bearing, and due on demand. At September 30, 2003 and 2002, the balance remains $220,000. The Company does not anticipate this note to be due during the next fiscal year, however, due to this note being due on demand has classified this as a current liability.

          In 1997, the Company borrowed $300,000 plus interest at 10% from an individual and had started repayments of that note with interest and paid down the balance to $163,000. The Company received notice in 2002 that the lender filed a lawsuit against the Company, and in 2002 recorded the full settlement amount due the lender. The remaining balance of $163,000 is included in that settlement amount as of September 30, 2003 and 2002.

NOTE 6-   INVESTMENT

          Beginning in 2001, the Company started investing in a private air strip in Branson, Missouri. The project after the Company funded approximately $387,269 as of September 30, 2003 ($387,369 as of
          December 31, 2002, and $316,229 as of September 30, 2002), ran out of funding, and the project has since ceased for the moment. Management has reserved an allowance for the entire amount, as the investment value is not known.

NOTE 7-   DUE TO/FROM OFFICER

          Advances to/from an officer of the Company in the amount of $32,513 due from officer and $90,620 due to officer at September 30, 2003 and 2002, respectively. The Company nor the officer has been charging interest, and the amounts are classified as current assets/liabilities as they are due on demand. Advances were being utilized to help fund operations.

NOTE 8-   PROVISION FOR INCOME TAXES

          Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's consolidated tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.




                             Page -30-  F11




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 8-   PROVISION FOR INCOME TAXES (CONTINUED)

          At September 30, 2003 and 2002, deferred tax assets approximated the following:

                                                 2003       2002
                                               --------    -------
          Net operating loss carryforwards   $1,106,452   $911,657
          Less:  valuation allowance        ( 1,106,452)  (911,657)
                                              ---------    -------
                                             $      -0-   $    -0-
                                              =========    =======

          At September 30, 2003 and 2002, the Company had accumulated deficits approximating $3,254,271 and $2,681,344, respectively, available to offset future taxable income through 2022. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

NOTE 9-   STOCKHOLDERS' EQUITY (DEFICIT)

          Common Stock

          The Company incorporated in 1987 with 10,000 shares of common stock authorized at $1.00 par value. It remained that way until June 2002 when the Company had a 1,000 to 1 stock split and currently has 10,000,000 shares authorized. With this the par value changed to $.01.

          In 1987 through 1994, 3,000 shares of common stock were issued for various amounts of money, and those 3,000 shares remained issued and outstanding until 2002, when, net 1,000 additional shares were issued for $150,000. These shares were issued to the President who put the additional funds into the Company for the equity. The 4,000 shares were split into 4,000,000 shares which remained until September 2003, when the Company reverse merged into a public shell company, Medical Staffing Solutions, Inc.

          Preferred Stock

          The Company had a class of preferred stock with 1,000 shares authorized at $1.00 par value until 2002 when the class of stock was no longer authorized. There were no issuances of preferred stock at anytime.




                             Page -31-  F12




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 10-  LITIGATION

          The Company is party to a claim pursuant to which an individual was seeking damages under an agreement the Company entered into in 2002. The Company eventually settled this claim, and consequently recorded a liability for the settled amount of $1,092,156, which includes attorney's fees. The payout of this settlement will be over forty-two months in semi-monthly installments of $12,500 commencing February 2003. The settlement accrues interest at 12% upon any default of the agreement. As part of this agreement the individual can seek no further damages against the Company. The balance at September 30, 2003 was $979,656.

          In November 2003, the President of the Company in a private stock transaction signed over personal shares of Medical Staffing Solutions, Inc. stock in consideration for this liability. As such, the Company recorded a loan payable to the President for the unpaid liability at that time, $979,656.

NOTE 11-  COMMITMENT

          The Company has established a 401(k) Plan for its employees, and the Company had agreed to match a portion of the contribution during fiscal year
          2002. This expense for the Company in fiscal year
          2002 is included in general and administrative expenses. The Company discontinued the matching program for fiscal year 2003.

NOTE 12-  GOING CONCERN

          As shown in the accompanying financial statements, the Company incurred substantial net losses for the years ended December 31, 2002 and 2001, and for the nine months ended September 30, 2003. There is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support those operations. This raises doubt about the Company's ability to continue as a going concern.

          Management also states that they are confident that they can improve operations and raise the appropriate funds needed through their recent contracts the Company has entered into in the past few months, as well as the completed reverse merger with Medical Staffing Solutions, Inc., with which the Company now has the ability to raise money in the public markets, and has been offered a term sheet for an equity line of credit for up to 10 million dollars and additional short term financing that it will use for working capital and acquisitions. This will provide the Company funds in which to continue to ensure that their goals in their business plan are achieved.

          The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





                             Page -32-  F13




             TELESCIENCE INTERNATIONAL, INC.
         NOTES TO FINANCIAL STATEMENTS (CONTINUED)
              SEPTEMBER 30, 2003 AND 2002



NOTE 13-  SUBSEQUENT EVENTS

          In October 2003, the Company announced plans to enter into the Home Health Care Industry and provide services to the private sector as well as expand services in the public sector.

          In October 2003, the Company extended their agreement with the California State Department of Corrections for Contract Nursing Staff. This agreement as an annual estimated value of 2.5 million dollars.

          In November 2003, the Company was awarded a three-year 2.6 million dollar contract with the Department of Health and Human Services to provide nursing staff to the U.S. Public Health Service in support of the National Hansen's Disease Programs based in Louisiana. This is the second such contract won by the Company.

          In November 2003, the President of the Company in a private stock transaction, signed over personal shares of Medical Staffing Solutions, Inc. stock in consideration for the settled litigation amount. As such, the Company recorded a loan payable to the President for the unpaid liability at that time, $979,656.













                             Page -33-  F14





(c)  Exhibits

     10.1 Share Exchange Agreement. Please refer to the original Form 8-K, report dated September 25, 2003, filed on October 1, 2003, for a copy of this exhibit.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2003          Medical Staffing Solutions, Inc.
                                   (Registrant)

                                       /s/ B.B. Sahay
                                 By:_________________________
                                    B.B. Sahay
                                    Chairman of Board and CEO






















                              Page -34-